EXHIBIT 99.1

Eagle Rock Energy Sets Record Date and Special Meeting Date for Vote on Recapitalization Transactions

Houston, Texas – March 25, 2010 – Eagle Rock Energy Partners, L.P. (“Eagle Rock” or the “Partnership”) (Nasdaq: EROC) announced today that a special meeting of its unaffiliated unitholders will be held on May 14, 2010 for unitholders of record as of the close of business on March 29, 2010 to vote on the previously announced proposed recapitalization transactions.

The special meeting will be held at 9:00 a.m. and will take place at the Partnership’s offices, located at 1415 Louisiana Street, The Wedge Tower, Suite 2700, Houston, Texas 77002.

Approval of the proposed recapitalization transactions requires the affirmative vote of a majority of the outstanding common units held by Eagle Rock’s common unitholders, other than common units held by Eagle Rock’s general partner and its affiliates.

About Eagle Rock Energy Partners, L.P.

The Partnership is a growth-oriented master limited partnership engaged in three businesses: a) midstream, which includes (i) gathering, compressing, treating, processing and transporting natural gas; (ii) fractionating and transporting natural gas liquids; and (iii) marketing natural gas, condensate and NGLs; b) upstream, which includes acquiring, exploiting, developing, and producing interests in oil and natural gas properties; and c) minerals, which includes acquiring and managing fee mineral and royalty interests, either through direct ownership or through investment in other partnerships in properties located in multiple producing trends across the United States. Its corporate office is located in Houston, Texas.

Important Additional Information Regarding the Proposed Recapitalization Transactions  will be Filed with the Securities and Exchange Commission (“SEC”):

In connection with the proposed recapitalization transactions described in the Partnership’s Current Report on Form 8-K filed with the SEC on January 12, 2010, Eagle Rock has filed preliminary proxy statements and will file a definitive proxy statement and other documents with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT EAGLE ROCK AND THE RECAPITALIZATION. Investors and security holders may obtain copies of the definitive proxy statement and other documents that Eagle Rock files with the SEC (when they are available) free of charge at the SEC’s web site at http://www.sec.gov. The definitive proxy statement and other relevant documents may also be obtained (when available) free of charge on Eagle Rock’s web site at http://www.eaglerockenergy.com or by directing a request to Eagle Rock Energy Partners, L.P., P.O. Box 2968, Houston, Texas 77252-2968, Attention: Investor Relations.

Eagle Rock and its directors, executive officers and other members of its management and employees may be deemed participants in the solicitation of proxies from the unitholders of Eagle Rock in connection with the proposed transactions. Information regarding the special interests of persons who may be deemed to be such participants in the proposed transactions will be included in the proxy statement when it becomes available. Information regarding the directors and executive officers of Eagle Rock is also included in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009, and subsequent statements of changes in beneficial ownership on file with the SEC. These documents are available free of charge at the SEC’s web site at http://www.sec.gov and from Investor Relations at Eagle Rock as described above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

This news release may include “forward-looking statements.” All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future, including the Partnership’s intentions with regard to the record date for and date and time of the special meeting, are forward-looking statements and speak only as of the date on which such statement is made. These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership, which may cause the Partnership’s actual results to differ materially from those implied or expressed by the forward-looking statements. The Partnership assumes no obligation to update any forward-looking statement as of any future date. For a detailed list of the Partnership’s risk factors, please consult the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC, as well as any other public filings and press releases.

Contact:
Eagle Rock Energy Partners, L.P.
281-408-1203
Jeff Wood, Senior Vice President and Chief Financial Officer